Exhibit 10.56

page of pages

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE

2. AMENDMENT/MODIFICATION NO. PC02	3. EFFECTIVE DATE 4/30/03	4. REQUISITION/PURCHASE REQ NO	5. PROJECT NO. (If applicable)

6. ISSUED BY CODE ?, BS-Federal Protective Services (4PS) 77 Forsyth Street, S.W., Suite 700 Atlanta, GA 30303	7. ADMINISTERED BY (If other than Item 6) Same as block 6	CODE

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICITATION NO.
Paragon Systems, Inc. 3317 Triana Blvd., S.W. Huntsville, AL 35805	9B. DATED (SEE ITEM 11)

10A. Modification of Contract/Order No. GS-04P-02-EYD-FSS01
☒	10B. DATED (SEE ITEM 13)
CODE	FACILITY CODE	August 22, 2002

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing items 8 and 15, and returning              copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted:  or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE
☐	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

☐	B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43. 103(b).

☐	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

☐	D.	OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) GUARD SERVICES - STATE OF KENTUCKY

The purpose of this modification is to:

1)	Keep the requirement for Oleoresin Capsicum 5% spray (w/stream delivery) (and holder) as listed on page 32, of the RFQ. Disregard the deletion of this requirement as listed on Modification PC01

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Lawana Hornsby

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

/s/ Lawana Hornsby	5/9/03
(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01 152-8070	STANDARD FORM 30 (Rev. 10-83)
Previous Edition Unusable	Prescribed by GSA FAR (48 CFR) 53 243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE		page of pages
					1	1
2. AMENDMENT/MODIFICATION NO. 0002		3. EFFECTIVE DATE 10/1/02	4. REQUISITION/PURCHASE REQ. NO		5. PROJECT NO. (If applicable)

6. ISSUED BY GSA FEDERAL PROTECTIVE SERVICE (4PS) 77 FORSYTH STREET, SUITE 700 ATLANTA, GA 30303		CODE	4PS	7. ADMINISTERED BY (If other than Item 6) SAME AS BLOCK 6	CODE

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)			☒	9A. AMENDMENT OF SOLICITATION NO. GS-04P-02-EYD-FSS01
			☒	9B. DATED (SEE ITEM 11)
10A. MODIFICATION OF CONTRACT/ORDER NO.

CODE		FACILITY CODE	10B. DATED (SEE ITEM 11)

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☒ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☒ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing items 8 and 15, and returning 3 copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;  or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43. 103(b).

	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

	D.	OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 3 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) GUARD SERVICES - STATE OF KENTUCKY

THE PURPOSE OF THIS AMENDMENT IS TO CHANGE THE ESTABLISHED DATE AND TIME FOR RECEIPT OF QUOTES FROM SEPTEMBER 20, 2002, 3:00 P.M. TO OCTOBER 4, 2002, 3:00 P.M.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
15B. CONTRACTOR/OFFEROR		15C. DATE SIGNED	16B. UNITED STATES OF AMERICA		16C. DATE SIGNED

(Signature of person authorized to sign)			(Signature of contracting Officer)

NSN 7540-01-152-8070					STANDARD FORM 30 (REV 10-83)
Previous edition unusable					Prescribed by GSA FAR (48 CFR) 53 243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	page of pages

2. AMENDMENT/MODIFICATION NO. 0001	3. EFFECTIVE DATE 9/3/02	4. REQUISITION/PURCHASE REQ. NO	5. PROJECT NO. (If applicable)

6. ISSUED BY GSA Federal Protective Service (4PS) 77 Forsyth Street, S.W. Suite 700 Atlanta, GA 30303	CODE	7. ADMINISTERED BY (If other than Item 6) Same as block 6	CODE

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICITATION NO. GS-04P-02-EYD-0001
☒	9B. DATED (SEE ITEM 11) 8/3/02
10A. MODIFICATION OF CONTRACT/ORDER NO.

CODE	FACILITY CODE	10B. DATED (SEE ITEM 11)

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☒ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing items 8 and 15, and returning      copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;  or (c) By separate letter or telegram which Includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.  THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43. 103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) GUARD SERVICES - STATE OF KENTUCKY

The purpose of this amendment is to make the following changes:

1).  Incorporate revised Exhibit 1;

2).  The Collective Bargaining Agreement covers the entire State of Kentucky except the Police Services post in Lexington, KY;

3).  The contractor is to develop the required level of supervision and provide as part of their technical proposal;

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV 10-83)

page of pages

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE

2. AMENDMENT/MODIFICATION NO. PC03	3. EFFECTIVE DATE 6/24/03	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)

6. ISSUED BY GSA-FPS-Federal Protective Service (4PS) 77 Forsyth Street, S.W. Suite 700 Atlanta, GA 30303	CODE	7. ADMINISTERED BY (If other than Item 6) Same as block 6	CODE

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) Paragon Systems, Inc. 3317 Triana Blvd., S.W. Huntsville, AL 35805		☒	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
10A. MODIFICATION OF CONTRACT/ORDER NO. GS-04P-02-EYD-FSS01

CODE	FACILITY CODE	☒	10B. DATED (SEE ITEM 11) August 23, 2002

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing items 8 and 15, and returning      copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted,  or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE			A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

☒			FAR 52 2431-, Changes, Fixed Price

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43. 103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF

D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) GUARD SERVICES - STATE OF KENTUCKY

The purpose of this modification is to: 1) Delete the requirement for Oleoresin Capsicum 5% spray (w/stream delivery) (and holder) as listed on page 32, of the RFQ.

2) Add the requirement for expandable balons, with 8 hours of contractor provided training in the base year. (The training is already a part of the initial 72 hours)

(See attachment)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) CHARLES KEATHLEY PRESIDENT		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Lawana Hornsby
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

/s/ Charles Keathley	4/27/03
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070			STANDARD FORM 30 (REV 10-83)
Previous edition unusable			Prescribed by GSA FAR (48 CFR) 53 243